 Exhibit 10.4

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTE DATED DECEMBER 26, 2017

THIS AMENDMENT #1 (the “Amendment”) TO THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTE dated December 26, 2017, is made effective as of January 3, 2018, by and between Reign Sapphire Corporation, a Delaware corporation (the “Company”), and _________________________, a _________________________ limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.     The Company and Holder are the parties to that certain securities purchase agreement (the “SPA”) and convertible promissory note in the principal amount of $147,000.00 (the “Note”), all dated December 26, 2017; and

B.      The Parties desire to amend the SPA and Note, as set forth expressly below, to acknowledge the actual date of closing of the transactions contemplated by the SPA and Note.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.          All references in the SPA and Note to December 26, 2017 shall be replaced with January 3, 2018.

2.          This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SPA and Note. Except as specifically modified hereby, all of the provisions of the SPA and Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Reign Sapphire Corporation

By:		By:
Name:	Joseph Segelman	Name:
Title:	Chief Executive Officer	Title:

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